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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT No. 1 to
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 23, 2008

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

            NEVADA                    000-50944                  84-1565820
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(State or other jurisdiction   (Commission File Number)         IRS Employer
      of incorporation)                                      Identification No.)

          408 BLOOMFIELD DRIVE, UNIT #3, WEST BERLIN, NEW JERSEY 08091
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (856) 767-5661
                                                           --------------

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         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

         The Form 8-K is amended to correct the vesting dates of the options to purchase shares of common stock of Global Resource Corporation (the "COMPANY") as provided in the employment letters for Wayne Koehl, Jeffrey Kimberly and Jeffrey Andrews.

         The option to purchase one million (1,000,000) shares of common stock of the Company ("COMMON STOCK") granted to Mr. Koehl, which is subject to shareholder approval, will vest as follows: options for two hundred thousand (200,000) shares of Common Stock shall vest immediately upon shareholder approval and options for two hundred thousand (200,000) shares of Common Stock shall vest on each of September 23, 2009, September 23, 2010, September 23, 2011 and September 23, 2012, provided that Mr. Koehl is still employed on the relevant vesting date. The options will be exercisable from and after their respective vesting date, and for a period of ten (10) years thereafter.

         The option to purchase one million five hundred thousand (1,500,000) shares of Common Stock granted to Mr. Kimberly, which is subject to shareholder approval, will vest as follows: options for three hundred thousand (300,000) shares of Common Stock shall vest immediately upon shareholder approval and options for three hundred thousand (300,000) shares of Common Stock shall vest on each of September 23, 2009, September 23, 2010, September 23, 2011 and September 23, 2012, provided that Mr. Kimberly is still employed on the relevant vesting date. The options will be exercisable from and after their respective vesting date, and for a period of ten (10) years thereafter.

         The option to purchase one million (1,000,000) shares of Common Stock granted to Mr. Andrews, which is subject to shareholder approval, will vest as follows: options for two hundred thousand (200,000) shares of Common Stock shall vest immediately upon shareholder approval and options for two hundred thousand (200,000) shares of Common Stock shall vest on each of September 23, 2009, September 23, 2010, September 23, 2011 and September 23, 2012, provided that Mr. Andrews is still employed on the relevant vesting date. The options will be exercisable from and after their respective vesting date, and for a period of ten (10) years thereafter.

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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           Global Resource Corporation


                Date November 12, 2008        /s/ Eric Swain
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                                   Eric Swain

                             Chief Executive Officer